UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 14, 2022

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLCO	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Commencement of Chief Executive Officer Search

On July 20, 2022, Bausch + Lomb Corporation (the “Company”) announced that the board of directors (the “Board”) of the Company had begun a search for a new Chief Executive Officer. Joseph C. Papa will continue serving as Chief Executive Officer until his successor is appointed (such period, the “Interim Period”). During the Interim Period, Mr. Papa will continue to receive the same compensation and benefits and remain eligible to continue to vest in his equity awards. In connection with the foregoing, the Company and Mr. Papa entered into a separation agreement (the “Separation Agreement”), which provides the terms of Mr. Papa’s separation from the Company following the Interim Period. Consistent with Mr. Papa’s employment agreement, the Separation Agreement provides for a lump sum cash payment equal to two times the sum of Mr. Papa’s current base salary and target annual bonus, earned but unpaid annual bonus for the year prior to his termination date, a pro-rata annual bonus based on actual performance, and continued health benefits for two-years at active employee rates. The treatment of Mr. Papa’s equity awards will be consistent with their terms for a termination due to retirement and, for Mr. Papa’s B+L program separation performance share units, by the Company without cause, except that Mr. Papa’s founder grants that were issued in May 2022 in the form of restricted stock units will vest upon his termination of service date (pro rated based on his period of service relative to the original three year vesting period associated with such grants) but the shares received upon settlement will remain fully restricted and nontransferable until the earliest to occur of the distribution date, a change in control, the date the Board determines that the Company will no longer pursue a distribution, and the two-year anniversary Mr. Papa’s termination of service date (such applicable date, the “Unrestricted Date”), and the founder grants that were issued in May 2022 in the form of stock options will remain eligible to vest (pro rated based on his period of service relative to the original three year vesting period associated with such grants) upon the Unrestricted Date and exercisable for two years following the Unrestricted Date. If Mr. Papa’s termination of employment date occurs prior to November 5, 2022, he will continue to provide consulting services to the Company through November 5, 2022. The Company will reimburse Mr. Papa for an amount up to twenty thousand dollars in legal fees incurred by Mr. Papa in connection with the negotiation of the Separation Agreement. All of the foregoing is conditioned on Mr. Papa’s execution and nonrevocation of a release of claims upon his termination of employment and continued compliance with his restrictive covenants, which include non-competition, non-solicitation, confidentiality and non-disparagement covenants.

The foregoing is a summary description of certain terms of the Separation Agreement and, by its nature, is incomplete. It is qualified in its entirety by the full text of the Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2022.

Reconstitution of Board Committees and Appointment of Chairperson

The Board approved the reconstitution of the membership of the committees of the Board as set forth below and appointed a new Chairperson of the Board:

•	Chairperson: Thomas W. Ross, Sr.

•	Audit and Risk Committee: Sarah B. Kavanagh (Chairperson), Russel C. Robertson, Nathalie Bernier and Gary Hu

•	Talent and Compensation Committee: Richard U. De Schutter (Chairperson), Thomas W. Ross, Sr., Russel C. Robertson and Gary Hu

•	Nominating and Corporate Governance Committee: Thomas W. Ross, Sr. (Chairperson), Andrew C. von Eschenbach, Sarah B. Kavanagh, Brett Icahn and John A. Paulson

Item 7.01	Regulation FD Disclosure.

On July 20, 2022, the Company issued a press release announcing the commencement of its search for a new Chief Executive Officer and certain other information, including the reaffirmation of the Company’s previously announced guidance for the fiscal year ending December 31, 2022. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated July 20, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking information and statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “should,” “could,” “would,” “may,” “believes,” “target,” or “continue” and positive and negative variations or similar expressions and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken, or will occur or result, and similar such expressions also identify forward-looking information. Forward-looking statements include statements regarding the Company’s future prospects and performance, including the Company’s 2022 full-year guidance, the anticipated spin-off of the Company from Bausch Health Companies Inc. and the timing thereof, details of the Company’s product pipeline, details regarding Mr. Papa’s separation from the Company, and expectations on factors which may or may not impact cash flow from operations in future quarters. These forward-looking statements, including the Company’s full-year guidance, are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs, and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (the “CSA”) (including the Company’s final prospectus as filed with the SEC on May 5, 2022 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, relating to the Company’s Registration Statement on Form S-1 and the Company’s supplemented PREP prospectus as filed with the CSA on May 5, 2022), which factors are incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Christina Ackermann
Name:	Christina Ackermann
Title:	Executive Vice President, General Counsel

Date: July 20, 2022